UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 5, 2022

PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-10709	95-4300881
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	PSB	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.250% Cum Pref Share, Series X, $0.01 par value	PSBPrX	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.200% Cum Pref Share, Series Y, $0.01 par value	PSBPrY	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series Z, $0.01 par value	PSBPrZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Litigation Related to the Mergers

As previously announced, on April 24, 2022, PS Business Parks, Inc., a Maryland corporation (the “Company”), Sequoia Parent LP, a Delaware limited partnership (“Parent”), Sequoia Merger Sub I LLC, a Maryland limited liability company (“Merger Sub I”), Sequoia Merger Sub II LLC, a Maryland limited liability company (“Merger Sub II,” together with Parent and Merger Sub I, the “Parent Parties”), and PS Business Parks, L.P., a California limited partnership (the “Partnership”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Parent, Merger Sub I and Merger Sub II are affiliates of Blackstone Real Estate Partners IX L.P. (the “Guarantor”), which is an affiliate of Blackstone Inc. (“Blackstone”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the closing of the Mergers (as defined below) (the “Closing”), Merger Sub II will merge with and into the Partnership (the “Partnership Merger”), and, immediately following the Partnership Merger, Merger Sub I will merge with and into the Company (the “Company Merger” and, together with the Partnership Merger, the “Mergers”). Upon completion of the Partnership Merger, the Partnership will survive and the separate existence of Merger Sub II will cease (the “Surviving Partnership”). Upon completion of the Company Merger, the Company will survive and the separate existence of Merger Sub I will cease (the “Surviving Company”). Prior to the Closing, the Partnership will be converted from a California limited partnership into a Maryland limited partnership. On June 8, 2022, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the Mergers (the “Proxy Statement”).

As previously disclosed in the Proxy Statement, as of June 8, 2022, three lawsuits had been filed by purported stockholders of the Company in connection with the Mergers. On May 26, 2022, a purported stockholder of the Company filed a lawsuit against the Company and the current members of the Company’s board of directors alleging that the preliminary proxy statement filed by the Company in connection with the Mergers contained alleged material misstatements and/or omissions in violation of federal law. The lawsuit is captioned Shiva Stein v. PS Business Parks, Inc., et al., Case 1:22-cv-04330 and is pending in the United States District Court for the Southern District of New York. On June 6, 2022, two additional lawsuits were filed against the same defendants asserting similar claims; the first lawsuit is captioned Hopkins v. PS Business Parks, Inc., et al., Case 1:22-cv-03335 and is pending in the United States District Court for the Eastern District of New York; the second lawsuit is captioned Whitfield v. PS Business Parks, Inc., et al., Case 1:22-cv-03337 and is pending in the United States District Court for the Eastern District of New York.

Following the filing of the Proxy Statement, on June 23, 2022, a purported stockholder of the Company filed a lawsuit against the Company and the current members of the Company’s board of directors alleging that the Proxy Statement contained alleged material misstatements and/or omissions in violation of federal law. The lawsuit is captioned Coffman v. PS Business Parks, Inc., et al., Case 1:22-cv-03698, and is pending in the United States District Court for the Eastern District of New York.

Three separate demand letters were also sent to the Company by purported stockholders of the Company (two of the letters were sent to the Company on June 23, 2022, with the third letter sent to the Company on June 28, 2022), each alleging similar deficiencies in the Proxy Statement as those noted in the above-referenced complaints.

Additionally, on June 10, 2022, a purported stockholder of the Company filed a lawsuit against the Company, Blackstone and the current members of the Company’s board of directors asserting violations of Maryland state law based on allegedly misleading statements and omissions in the Proxy Statement. The lawsuit, captioned Levy v. Havner, et al., No. 607618/2022, is pending in the Supreme Court of the State of New York, and seeks, among other things, to enjoin the Company from holding the stockholder vote to approve the Company Merger.

The Company believes that the claims asserted in the above-described actions are without merit and supplemental disclosures are not required or necessary under applicable laws. However, in order to avoid the risk that the above-described actions delay or otherwise adversely affect the Mergers, to minimize the costs, risks and uncertainties inherent in defending the lawsuits, and to provide additional information to stockholders, and without admitting any liability or wrongdoing, the Company has agreed to supplement the Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the above-described actions that any additional disclosure was or is required. The inclusion in this Current Report on Form 8-K of certain information should not be regarded as an indication that any of the Company or its affiliates, officers, directors or other representatives, or any other recipient of this information, considered, or now considers, it to be material, and such information should not be relied upon as such.

Supplemental Disclosures

The additional disclosures set forth below (the “Supplemental Disclosures”) in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent that information set forth in the Supplemental Disclosures differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information contained in the Proxy Statement. All page references are to the Proxy Statement and terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Proxy Statement. For clarity, new text within restated paragraphs (other than tables) from the Proxy Statement are highlighted with bold, underlined text and stricken-through text shows text being deleted to a referenced disclosure in the Proxy Statement.

The section of the Proxy Statement entitled “The Mergers—Background of the Mergers” is hereby supplemented as follows

The following language is added to the second full paragraph on page 43 as follows:

During the go-shop period, representatives of J.P. Morgan and Eastdil, acting at the direction of the board of directors, communicated with 43 prospective transaction partners in order to solicit such prospective transaction partners to make an offer or proposal that would constitute, or would reasonably be expected to lead to, a Company Acquisition Proposal. Of those 43 parties, the Company executed a confidentiality agreement with 12 parties (including Party A) and subsequently provided non-public information with respect to the Company to such parties. None of the confidentiality agreements entered into with the 12 parties contained a “standstill” or similar provision. To date, no party (including Party A) has made a Company Acquisition Proposal following the execution of the Merger Agreement.

The section of the Proxy Statement entitled “The Mergers—Forward-Looking Financial Information” is hereby supplemented as follows:

The first table on page 49 is amended to include the following line items:

	2022E	2023E	2024E	2025E	2026E
General and Administrative Expenses	$(20)	$(20)	$(21)	$(21)	$(22)
Other Expenses	$(2)	$(2)	$(2)	$(2)	$(2)
Management, Facility Fee and other Income	$(1)	$(4)	$(3)	$(1)	$(1)
Cash paid for taxes in lieu of shares	$(4)	$(4)	$(4)	$(4)	$(4)
Commercial capital expenditure	$(25)	$(23)	$(25)	$(24)	$(24)
Recurring leasing costs	$(32)	$(35)	$(30)	$(34)	$(29)
Investment in multi-family development	$(53)	$(3)	$0	$0	$0
Investment in industrial development	$(16)	$(1)	$0	$0	$0

The section of the Proxy Statement entitled “The Mergers—Opinion of the Company’s Financial Advisor” is hereby supplemented as follows:

The following language and table are added after the fourth full paragraph on page 53:

The Implied Capitalization Rate for each company selected by J.P. Morgan with respect to the Company’s Industrial, Office and Multifamily properties were as follows:

Industrial Properties	Implied Capitalization Rates
Prologis, Inc.	2.9%
Duke Realty Corp.	3.4%
Rexford Industrial Realty, Inc.	2.8%
First Industrial Realty Trust, Inc.	4.0%
EastGroup Properties, Inc.	3.4%
Terreno Realty Corporation	2.8%

Office Properties	Implied Capitalization Rates
Highwoods Properties, Inc.	7.0%
Piedmont Office Realty Trust, Inc.	7.9%

Multifamily Properties	Implied Capitalization Rates
Washington Real Estate Investment Trust	4.7%
Apartment Income REIT Corp.	4.3%
Camden Property Trust	4.2%
UDR, Inc.	4.0%

Additional Information and Where to Find It

In connection with the proposed transaction, the Company filed with the SEC the Proxy Statement on June 8, 2022 and commenced mailing of the Proxy Statement to holders of the Company’s common stock. The Company may also file other relevant documents with the SEC regarding the proposed transactions. This Current Report on Form 8-K is not a substitute for the Proxy Statement or any other document that the Company has filed or may file with the SEC or send to its stockholders in connection with the proposed transactions. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are able to obtain the Proxy Statement and other documents filed with the SEC by the Company (in the case of such other documents, when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, the Proxy Statement and other documents filed with the SEC by the Company (in the case of such other documents, when they become available) may be obtained free of charge by accessing the Investor Relations section of the Company’s website at https://ir.psbusinessparks.com or by contacting the Company’s Investor Relations by email at info@psbusinessparks.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2022 annual meeting of stockholders, which was filed with the SEC on March 25, 2022, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 22, 2022 and in other documents filed by the Company with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and other relevant materials filed with the SEC in respect of the proposed transaction when they become available. Investors should read the Proxy Statement carefully before making any voting or investment decisions.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “will,” “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” “intends” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon present expectations, estimates and projections and beliefs of and assumptions, involve uncertainty that could cause the actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements and are not guaranteed to occur. There are a number of important factors that could have a material adverse effect on our operations, future prospects and the proposed transaction, including but not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the Company and Blackstone’s affiliates; the failure to obtain the approval of the Company’s stockholders of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction; stockholder litigation in connection with the proposed transaction, which may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its tenants, vendors and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the ability to meet expectations regarding the timing and completion of the proposed transaction; and significant transaction costs, fees, expenses and charges. There can be no assurance that the proposed transaction or any other transaction described above will in fact be consummated in the expected time frame, on the expected terms or at all. For further discussion of the factors that could affect outcomes, please refer to the risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K filed by the Company with the SEC on February 22, 2022, and subsequent filings by the Company with the SEC. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that our objectives and plans will be achieved. Any forward-looking statement speaks only as of the date on which it is made. Moreover, we assume no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements, except as required by law. Investors should not place undue reliance upon these forward-looking statements. The Company claims the safe harbor protection for forward looking statements contained in the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

Dated: July 5, 2022	By:	/s/ Adeel Khan
	Name:	Adeel Khan
	Title:	Executive Vice President, Chief Financial Officer and Corporate Secretary